Treasury Cash Series II
Cash II Shares

(A Portfolio of Cash Trust Series II)
SUPPLEMENT TO PROSPECTUS DATED JULY 31, 2008

Important Information Regarding Treasury Cash Series II (the “Fund”)

The U.S. Treasury Department has announced an extension of the Temporary Guarantee Program for Money Market Funds (the “Program”) through September 18, 2009 (the “Extended Program”).  The Fund has participated in the Program since its inception, and will continue to be covered thereunder through April 30, 2009.  The Adviser to the Fund has recommended, and the Board of the Fund has determined, that the cost of participation in the Extended Program outweighs benefits to shareholders of the Fund when evaluated in light of current market conditions.  The Fund has elected not to participate in the Extended Program.  In making this determination, the Board considered that the investments of the Fund consist solely of U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, and repurchase agreements collateralized fully by U.S. Treasury securities.

For additional information about the Program, please refer to the Supplement to the Prospectus dated October 27, 2008 or visit the Treasury’s website at www.ustreas.gov.

April 13, 2009

Cusip 147552301
40371 (4/09)